Electronically Filed
11/30/2020 10:42 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorneys for Plaintiff
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

CUSTODIAN VENTURES, LLC, a Wyoming Limited Liability Company, as assignee of GLOBEX TRANSFER, LLC, a Florida Limited Liability Company Plaintiff, vs. ROMULUS CORP., a revoked Nevada Corporation, DOES 1 to 10, and ROE CORPORATIONS 1 to -10, inclusive, Defendants.	)	CASE NO.: A-20-816623-B DEPT NO.: XXVII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 25th day of November, 2020 the attached Injunction and Order Appointing Receiver was entered in the above-captioned case.

Dated this 30th day of November, 2020.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Plaintiff

CERTIFICATE OF SERVICE

I hereby certify that on the 30th day of November, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Romulus Corp.
2360 Corporate Circle, Suite 400
Henderson, NV 89074

Shannon Demosky

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
11/25/2020 3:32 PM
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorneys for Plaintiff
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

CUSTODIAN VENTURES, LLC, a Wyoming Limited Liability Company, as assignee of GLOBEX TRANSFER, LLC, a Florida Limited Liability Company Plaintiff, vs. ROMULUS CORP., a revoked Nevada Corporation, DOES 1 to 10, and ROE CORPORATIONS 1 to -10, inclusive, Defendants.	CASE NO.: A-20-816623-B DEPT NO.: XXVII **INJUNCTION AND ORDER APPOINTING RECEIVER**

Plaintiff/Judgment Creditor Custodian Ventures, LLC's Motion to Appoint Receiver having come on for hearing before this Court, this Court having reviewed the papers and pleadings on file, good cause appearing, this Court makes the following findings and issues the following orders.

IT IS HEREBY FOUND that Defendant/Judgment Debtor Romulus Corp. (hereinafter "RMLS") has had its corporate charter revoked by the Nevada Secretary of State,

IT IS FURTHER FOUND that Defendant/Judgment Debtor RMLS has ceased to exist in some manner as set forth in NRS 78.600,

IT IS FURTHER FOUND that Defendant/Judgment Debtor RMLS has failed to pay filing fees due to the Nevada Secretary of State,

IT IS FURTHER FOUND that Defendant/Judgment Debtor RMLS has failed to make period public disclosures and reports as required by Rule 15c2-11 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1934,

IT IS FURTHER FOUND that, in RMLS' last public disclosure, RMLS reported total liabilities of $17,934, and

IT IS FURTHER FOUND that Plaintiff/Judgment Creditor Custodian Ventures, LLC holds a judgment against RMLS in the amount of $4,456 plus statutory interest accruing at $0.41 per day from Notice of Entry of Default Judgment on September 8, 2020.

Therefore,

IT IS HEREBY ORDERED, ADJUDGED, and DECREED that Plaintiff/Judgment Creditor Custodian Ventures, LLC's Motion to Appoint Receiver is GRANTED in its entirety,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that Artem Rusakov, the former officer and director of RMLS is hereby enjoined from hereinafter exercising any authority or privilege relating to the administration or operation of RMLS,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that David Lazar is appointed as Receiver of and for RMLS,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that, pursuant to NRS 78.600 and NRS 78.630, Receiver David Lazar is granted the authority to rehabilitate RMLS, including but not limited to the reinstatement or revival of RMLS' corporate charter with the Nevada Secretary of State, to prepare and file all documents as reasonable or necessary to comply with Rule 15c2-11 and the

Securities Act of 1934, to collect the debts and property due and belonging to RMLS, to compromise and settle with any debtor of RMLS, to prosecute and defend lawsuits in the name of RMLS, to do all other acts as might be done by RMLS, to do all other acts as may be reasonable or necessary to continue the business of RMLS, and to appoint agents for the exercise of these duties.

IT IS SO ORDERED.

Dated this 2 day of November, 2020.

Dated this 25th day of November, 2020

Nancy L Allf

HON. NANCY L. ALLF

NB

0DA 5BC 4162 5C15
Nancy Allf
District Court Judge

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorneys for Plaintiff
CUSTODIAN VENTURES, LLC

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Custodian Ventures, LLC, Plaintiff(s) vs. Romulus Corp., Defendant(s)	CASE NO: A-20-816623-B DEPT. NO. Department 27

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 11/25/2020

Peter Chasey peter@chaseylaw.com